                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED PLEDGE AGREEMENT
                     -------------------------------------

     This AMENDED AND RESTATED PLEDGE AGREEMENT, is dated as of November 10, 1998, and made by each individual and trust listed on the signature pages hereof (each a "Pledgor" and collectively, the "Pledgors"), whose obligations hereunder
         -------                         --------
are joint and several, in favor of UNION BANK OF CALIFORNIA, N.A., a national banking association, as agent (the "Agent") for the Lenders (as defined in the
                                    -----
Credit Agreement referred to below, the "Lenders").
                                         -------

                                    RECITALS
                                    --------

     A. Pursuant to a Credit Agreement dated as of December 31, 1996 (said Agreement, as amended or otherwise modified through the date hereof, herein referred to as the "Original Credit Agreement") among Entravision Communications
                    -------------------------
Company, L.L.C., a Delaware limited liability company ("Entravision"), and
                                                        -----------
certain other borrowers referred to therein, the Agent and the lenders referred to therein, each Pledgor has executed a Pledge Agreement as identified in Schedule D hereto, as amended (each an "Original Pledge Agreement").
                                        -------------------------

     B. Concurrently herewith, (a) the Agent, the Lenders and Entravision and certain other borrowers (the "Borrowers") are entering into an Amended and
                              ---------
Restated Credit Agreement dated as of even date herewith (said Agreement, as it may hereafter be amended, modified or restated from time to time, herein referred to as the "Credit Agreement"), which amends and restates the Original
                    ----------------
Credit Agreement, and (b) the Pledgors are entering into an Amended and Restated Nonrecourse Guarantee dated as of even date herewith in favor of the Agent for the benefit of the Lenders (said Guarantee, as it may hereafter be amended, modified or restated from time to time, herein referred to as the "Guarantee").
                                                                   ---------

     C. The Credit Agreement requires, and the Pledgors desire, that the Pledgors' obligations under the Guarantee be secured by this Agreement.

     D. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated herein by reference.

     Accordingly, each of the parties hereto agrees that each Original Pledge Agreement shall be amended, restated and continued on the following terms:

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in order to induce the Lenders to enter into the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, each Pledgor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

     1.   Definitions.  Unless the context otherwise requires, terms defined in
          -----------
the Uniform Commercial Code of the State of California (the "Uniform Commercial
                                                             ------------------
Code") and not otherwise defined in this Agreement or in the Credit Agreement
----
shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

     "Certificates" means all certificates, instruments and other documents now
      ------------
or hereafter representing or evidencing any Pledged Securities or any Pledged Limited Liability Company Interests.

     "Collateral" means and includes all present and future right, title and
      ----------
interest of each Pledgor in or to, and all rights and powers of each Pledgor to transfer any interest in or to, any and all of the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located:

     (a) All Certificates, Pledged Securities and Pledged Limited Liability Company Interests, and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto (but excluding any dividends, distributions, redemption payments or liquidation payments to the extent (x) received by such Pledgor and
(y) paid in accordance with the terms of the Credit Agreement);

     (b) All rights, remedies, powers and/or privileges of such Pledgor with respect to any of the foregoing; and

     (c) Any and all proceeds and products of the foregoing, including without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

     "Issuer" means the issuer of any Collateral, including without limitation,
      ------
any Pledged Company and Pledged Entity.

     "Limited Liability Company Acknowledgement" shall have the meaning ascribed
      -----------------------------------------
to it in Section 4(b) of this Agreement.

     "Limited Liability Company Assets" means all assets, whether tangible or
      --------------------------------
intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interests.

     "Limited Liability Company Interests" means the entire limited liability
      -----------------------------------
company interest at any time owned by any Pledgor in any Pledged Entity.

     "Limited Liability Company Notice" shall have the meaning ascribed to it in
      --------------------------------
Section 4(b) of this Agreement.

     "Pledged Collateral" means the Certificates, the Pledged Securities and the
      ------------------
Pledged Limited Liability Interests.

     "Pledged Company" means each corporation set forth in Schedule A attached
      ---------------                                      ----------
hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement.

     "Pledged Entity" means each limited liability company set forth in Schedule
      --------------                                                    --------
A attached hereto, as such Schedule may be supplemented from time to time in
-
accordance with the terms of this Agreement.

     "Pledged Limited Liability Company Interests" means all interests in any
      -------------------------------------------
Pledged Entities held by any Pledgor, including, but not limited to, those Limited Liability Company Interests identified in Schedule A attached hereto, as
                                                  ----------
such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, including, but not limited to, (i) all the capital thereof and any Pledgor's interest in all profits, losses, Limited Liability Company Assets and other distributions in respect thereof; (ii) all other payments due or to become due to any Pledgor in respect of such Limited Liability Company Interests; (iii) all of any Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any in respect of such Limited Liability Company Interests; (iv) all of any Pledgor's rights to exercise and enforce every right, power, remedy, authority, option and privilege relating to such Limited Liability Company Interests; and (v) all other property hereafter delivered in substitution for or in addition to any of the foregoing and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

     "Pledged Securities" means all interests in any Pledged Company held by any
      ------------------
Pledgor, including, but not limited to, those shares of capital stock identified in Schedule A attached hereto, as such Schedule may be supplemented from time to
   ----------
time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

     "Secured Party" means, collectively, the Agent and the Lenders.
      -------------

     2.   Creation of Security Interest.  Each Pledgor hereby assigns and
          -----------------------------
pledges to the Agent for the ratable benefit of the Lenders, and grants to the Agent for the ratable benefit of the Lenders a security interest in and to, all right, title and interest of such Pledgor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this
Section 2 shall continue in effect so long as any Obligation (as defined below) remains unpaid or any Commitment remains in effect or any Letter of Credit remains outstanding.

     3.   Security for Obligations.  This Agreement and the security interests
          ------------------------
granted herein secure the prompt payment, in full in cash, and full performance of, all obligations of each Pledgor now or hereafter existing under the Guarantee, and any documents executed by any Pledgor in connection therewith, whether for principal, interest, fees, expenses or otherwise, including without limitation all obligations of each Pledgor now or hereafter existing under this Agreement, and all interest that accrues (whether or not allowed) at the then applicable rate (including interest at the rate for overdue payments described in Section 2.8(c) of the Credit Agreement) specified in the Credit Agreement on all or any part of any of such obligations after the filing of any petition or pleading against any Borrower or any Pledgor for a proceeding under any bankruptcy or related law (collectively, the "Obligations").
                                              -----------

     4.   Delivery of Pledged Collateral.
          ------------------------------

     (a) Each Certificate shall, on (i) the Closing Date (with respect to Certificates existing on such date) and (ii) the day on which such Certificate shall be received or acquired by any Pledgor (with respect to Certificates received or acquired after the Closing Date), be delivered to and held by the Agent on behalf of the Lenders and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated endorsements, instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.

     (b) With respect to each Limited Liability Company Interest, on (i) the Closing Date (with respect to Limited Liability Company Interests existing on such date) and (ii) the day on which any Limited Liability Company Interest shall be acquired by any Pledgor (with respect to Limited Liability Company Interests acquired after the Closing Date), a notice in the form set forth in Schedule C attached hereto (the "Limited Liability Company Notice") shall be
----------                       --------------------------------
appropriately completed and delivered to each Pledged Entity, notifying each Pledged Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by each Pledgor to the relevant Pledged Entity, and each Pledgor shall have received and delivered to the Agent a copy of such Limited Liability Company Notice, along with an acknowledgment in the form set forth in Schedule C attached hereto (the "Limited Liability Company
         ----------                       -------------------------
Acknowledgment"), duly executed by the relevant Pledged Entity.
--------------

     (c) Subject to any necessary prior approval of the FCC, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any Pledgor, to transfer to or to direct any Pledgor or any nominee of any Pledgor to register or cause to be registered in the name of the Agent or any of its nominees any or all of the Pledged Securities or Pledged Limited Liability Company Interests. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged

Securities or Pledged Limited Liability Company Interests for certificates or instruments of smaller or larger denominations.

     5.   Further Assurances.
          ------------------

     (a) At any time and from time to time at the reasonable written request of the Agent, each Pledgor shall execute and deliver to the Agent, at such Pledgor's expense, all such financing statements and other instruments, certificates and documents in form and substance reasonably satisfactory to the Agent, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Secured Party's security interests granted pursuant to this Agreement or to enable the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby.

     (b) At any time and from time to time, the Agent shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as the Agent may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

     (c) Each Pledgor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (d) Each Pledgor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request. Upon any Pledgor's receipt or acquisition of any additional shares of capital stock of any Pledged Company and any shares of capital stock of any other corporate Person which becomes a Borrower under the Credit Agreement, such Pledgor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule A attached hereto to
                                               ----------
reflect such additional Pledged Collateral. Upon any Pledgor's receipt or acquisition of any additional Limited Liability Company Interest, such Pledgor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule A attached hereto to reflect
                                       ----------
such additional Pledged Collateral and, to the extent such Limited Liability Company Interest is certificated, deliver to the Agent the certificates therefor, accompanied by such instruments of transfer as are acceptable to the Agent.

     (e) With respect to any Collateral consisting of share certificates of stock, securities, instruments, interests in limited liability companies, or the like, each Pledgor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, subject to any necessary prior approval of the FCC, the Issuers, or obligors on any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Agent to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to the Issuers or such obligors or to any such registrar or transfer agent or trustee.

     6.   Voting Rights; Dividends; etc.  Subject to any necessary prior
          -----------------------------
approval from the FCC, so long as no Event of Default shall have occurred and be continuing:

     (a)  Voting Rights.  Each Pledgor shall be entitled to exercise any and all
          -------------
voting and other consensual rights pertaining to the Pledged Securities and the Pledged Limited Liability Company Interests (including, but not limited to, all voting, consent, administration, management and other rights and remedies under any stockholder agreement or any limited liability company agreement or otherwise with respect to the Pledged Securities or the Pledged Limited Liability Company Interests), or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Loan Documents; provided, however, that such Pledgor shall not exercise any such
                --------  -------
right if it would result in a Default.

     (b)  Dividend and Distribution Rights.  Subject to the terms of the Credit
          --------------------------------
Agreement, each Pledgor shall be entitled to receive and to retain and use (and the Agent and the Lenders shall have no security interest in) any and all dividends or distributions paid in respect of the Pledged Securities or the Pledged Limited Liability Company Interests in accordance with the terms of the Credit Agreement; provided, however, that any and all
                  --------  -------

          (i) non-cash dividends or distributions in the form of capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities or Pledged Limited Liability Company Interests,

          (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities or Pledged Limited Liability Company Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

          (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities or Pledged Limited Liability Company Interests,

shall forthwith be delivered to the Agent, in the case of (i) above, to be held as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property of such Pledgor and forthwith be delivered to the Agent as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and
(iii) above, to be applied to the Obligations to the extent permitted by the Credit Agreement or otherwise to be held as Collateral.

     7.   Rights as to Pledged Collateral During Event of Default.  When an
          -------------------------------------------------------
Event of Default has occurred and is continuing, subject to any necessary prior approval of the FCC:

     (a)  Voting, Dividend and Distribution Rights.  At the option of the Agent,
          ----------------------------------------
all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(b) above, shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Collateral such dividends and distributions during the continuance of such Event of Default.

     (b)  Dividends and Distributions Held in Trust.  All dividends and other
          -----------------------------------------
distributions which are received by any Pledgor contrary to the provisions of
Section 7(a) of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and forthwith shall be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsements).

     8.   Irrevocable Proxy.  Each Pledgor hereby revokes all previous proxies
          -----------------
with regard to the Pledged Securities and the Pledged Limited Liability Company Interests and, subject to any necessary prior approval of the FCC, appoints the Agent as its proxy-holder and attorney-in-fact to (i) attend and vote at any and all meetings of the shareholders of the Pledged Company (whether or not such Pledged Securities are transferred into the name of the Agent), and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents, waivers and ratifications of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Pledgor had personally attended the meetings or had personally voted on the Pledged Securities or had personally signed the written consents, waivers or ratification, and (ii) to attend and vote at any and all meetings of the members of the Pledged Entities (whether or not such Pledged Limited Liability Company Interests are transferred into the name of the Agent), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if such Pledgor had personally attended the meetings or had personally voted on its Limited Liability Company Interests or had personally signed the consents, waivers or ratifications; provided, however, that the Agent as proxy-holder shall have rights hereunder
--------  -------
only upon the occurrence and during the continuance of an Event of Default and subject to Section 14(j) hereof. Each Pledgor hereby authorizes the Agent to substitute another Person (which Person shall be a successor to the rights of the Agent hereunder, a nominee appointed by the Agent to serve as proxy-holder, or otherwise as approved by such Pledgor in writing, such approval not to be unreasonably withheld) as the proxy-holder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxy-holder to file this proxy and the substitution instrument with the secretary of the appropriate Pledged Company or the appropriate officer of the Pledged Entity. This proxy is coupled with an interest and is irrevocable until such time as no part of any Commitment remains outstanding, all Obligations have been indefeasibly paid in full and no Letter of Credit remains outstanding.

     9.   Pledgors' Representations and Warranties.  Each Pledgor represents and
          ----------------------------------------
warrants as follows:

     (a) Each Pledgor who is an individual and each trustee or co-trustee of a Pledgor which is a trust resides in the County and the State specified therefor on the signature pages hereof.

     (b) Each Pledgor is the legal and beneficial owner of the Collateral free and clear of all Liens (other than Liens permitted by Section 6.3 of the Credit Agreement or Section 17 of this Agreement). Each Pledgor has the legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid security interest in the Collateral. Upon the filing of appropriate financing statements in the filing offices set forth on Schedule B attached hereto and the giving of a Limited Liability
         ----------
Company Notice to the Pledged Entities and the delivery to the Agent of the Certificates, the Secured Parties will have a first-priority perfected security interest in the Collateral.

     (c) The Pledged Securities and the Pledged Limited Liability Company Interests have been duly authorized and validly issued and are fully paid and nonassessable.

     (d) No consent of any Person, including any member in a Pledged Entity or any Issuer of the Pledged Securities, is required for the pledge by any Pledgor of the Collateral.

     (e)  The Pledged Securities described on Schedule A attached hereto
                                              ----------
constitute (i) all of the shares of capital stock issued by any Pledged Company owned by each Pledgor, and (ii) that percentage of the issued and outstanding shares of the respective Issuers thereof indicated on Schedule A attached
                                                      ----------
hereto, and there is no other class of shares issued and outstanding of the respective Issuers thereof except as set forth on Schedule A attached hereto.
                                                  ----------
The Pledged Limited Liability Company Interests described on Schedule A attached
                                                             ----------
hereto constitute all of the Limited Liability Company Interests of each Pledgor and each Pledgor's respective percentage interest in each such Pledged Entity is as set forth on Schedule A attached hereto.
                ----------

     (f) Subject to Section 14(j) hereof, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by any Pledgor hereby or for the execution, delivery or performance of this Agreement by any Pledgor, or (B) for the exercise by the Agent of the voting rights in the Pledged Securities and the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally.

     10.  Pledgors' Covenants.  In addition to the other covenants and
          -------------------
agreements set forth herein and in the other Loan Documents, each Pledgor covenants and agrees as follows:

     (a) Each Pledgor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Pledgor.

     (b) No Pledgor who is an individual, nor any trustee or co-trustee of any other Pledgor, will move his or her residence from the location set forth on the signature pages hereof except upon not less than 20 days' prior notice to the Agent and such Pledgor's prior compliance with all applicable requirements of
Section 5 hereof necessary to perfect the Lenders' security interest hereunder.

     (c) No Pledgor shall withdraw as a member of any Pledged Entity, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity.

     (d) Subject to the provisions of Section 14(j) hereof, each Pledgor agrees to take any action which the Agent may reasonably request in order to obtain from the FCC such approval as may be necessary to enable the Lenders to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of such Pledgor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is required by law.

     11.  Agent's Rights Regarding Collateral.  At any time and from time to
          -----------------------------------
time, the Agent (for the benefit of Secured Party) may, to the extent necessary or desirable to protect the security hereunder, but the Agent shall not be obligated to: (a) (whether or not a Default has occurred) itself or through its representatives, at its own expense, upon reasonable notice and at such reasonable times during usual business hours, visit and inspect the properties of the Issuers and examine and make abstracts from any of the books and records of those Issuers at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of any Issuer or (b) if a Default has occurred and is continuing, at the expense of the Pledgors, perform any obligation of any Pledgor under this Agreement. Neither the Agent nor the Lenders shall be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Neither the Agent nor the Lenders shall be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Pledgor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

     Nothing contained herein shall be construed to make the Agent or any Lender liable as a member of any Pledged Entity and the Agent or any Lenders by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any Pledged Entity. The parties hereto expressly agree that, unless the Agent shall become the absolute owner of a Pledged Limited Liability Company Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Agent, any Lender, any Pledged Entity or Borrower and/or any Pledgor. Except as provided in the immediately preceding sentence, the Agent, by accepting this Agreement, did not intend to become a member of any Pledged Entity or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Entity, either before or after an Event of Default shall have occurred.

     12.  Collections on the Collateral.  Except as provided to the contrary in
          -----------------------------
the Credit Agreement, each Pledgor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent, each Pledgor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by such Pledgor in trust for Secured Party and immediately delivered in kind to the Agent (duly endorsed to the Agent, if required), to be applied to the Obligations or held as Collateral, as the Agent shall elect. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of the Agent or the Lenders or in the name of any Pledgor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Pledgor hereby authorizes the Agent to affix, by facsimile signature or otherwise, the general or special endorsement of such Pledgor, in such manner as the Agent shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by the Agent without appropriate endorsement, and the Agent and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by such Pledgor, to the same extent as though it were manually executed by the duly authorized representative of such Pledgor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Pledgor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

     13.  Possession of Collateral by Agent.  All the Collateral now, heretofore
          ---------------------------------
or hereafter delivered to the Agent shall be held by the Agent in its possession, custody and control. Any or all of the Collateral delivered to the Agent constituting cash or cash equivalents shall, prior to the occurrence of any Event of Default, be held in an interest-bearing account with one or more of the Lenders, and shall be, upon request of the Pledgor that has delivered such Collateral, invested in investments permitted by Section 6.7(c) of the Credit Agreement. Nothing herein shall obligate Agent to obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in the Agent's possession, custody or control, the Agent may use and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of any Pledgor's obligations with respect thereto, or otherwise, and, subject to the terms of Section 9.7 of the Credit Agreement, any or all of the Collateral delivered to the Agent constituting cash or cash equivalents shall be applied by the Agent to payment of the Obligations to the extent permitted by the terms of the Credit Agreement or otherwise held as Collateral as the Agent shall elect. The Agent may at any time deliver or redeliver the Collateral or any part thereof to the Pledgor that has delivered such Collateral, and the receipt of any of the same by such Pledgor shall be complete and full acquittance for the Collateral so delivered, and the Agent thereafter shall be discharged from any liability or responsibility arising after such delivery to such Pledgor. So long as the Agent exercises reasonable care with respect to any Collateral in its possession, custody or control, neither the Agent nor the Lenders shall have any liability for any loss of or damage to any Collateral, and in no event shall the Agent or the Lenders have liability for any diminution in value of Collateral occasioned by economic or market conditions or events, absent the gross negligence or willful misconduct of the Agent or any of the Lenders. The Agent shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of the Agent is accorded treatment substantially equal to that which the Agent accords similar property for its own account, it being understood that neither the Agent nor the Lenders shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or
(b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

     14.  Remedies.
          --------

     (a)  Rights Upon Event of Default.  Upon the occurrence and during the
          ----------------------------
continuance of an Event of Default, each Pledgor shall be in default hereunder and the Agent for the benefit of the Secured Party shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Agent on behalf of Secured Party may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to any Pledgor except such notice as may be specifically required by applicable law: (a) to foreclose the Liens and security interests created hereunder or under any other Loan Document by any available judicial procedure or without judicial process; (b) to sell, assign or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (c) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (d) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Agent may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as the Agent reasonably deems appropriate and is commercially reasonable; (e) to settle, compromise or release, on terms acceptable to the Agent, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (f) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of any Pledgor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by the Agent to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Pledgor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by the Lenders which may release any obligor from personal liability on any of the Collateral, and each Pledgor waives (such waiver not to affect the Agent's agreement to give notice of sale in certain circumstances pursuant to Section 14(d)), to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by the Agent in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Agent or any Pledgor, may be applied by the Agent, without notice to any Pledgor, to the Obligations in such order and manner as the Agent in its sole discretion shall determine; (g) to insure, protect and preserve the Collateral; (h) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; and (i) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and the Agent may, at the cost and expense of the Pledgors, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and the Agent shall be deemed to have a rent-free tenancy of any premises of the Pledgors for such purposes and for such periods of time as reasonably required by the Agent.

     Nothing herein contained shall be construed to give the Agent or the Lenders or any purchaser of the Collateral the right to operate any of the Stations without the prior consent of the FCC, to the extent required by law or the terms of any Media License.

     (b)  Possession by Agent.  Upon the occurrence and during the continuance
          -------------------
of an Event of Default, the Agent also shall have the right, without notice or demand (other than any notice required by Section 7 of the Credit Agreement), either in person, by agent or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and each Pledgor hereby expressly consents, to the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by the Agent shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

     (c)  Sale of Collateral.  Any public or private sale or other disposition
          ------------------
of the Collateral may be held at any office of Agent, or at any Pledgor's place of business, if any, or at any other place permitted by applicable law, and without the necessity of the Collateral's being within the view of prospective purchasers. The Agent may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Pledgor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. The Agent or any Person acting on the Agent's behalf may bid and purchase at any such sale or other disposition.

     (d)  Notice of Sale.  Unless the Collateral is perishable or threatens to
          --------------
decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Pledgor that has pledged such Collateral reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if such notice is mailed, certified mail, postage prepaid, to such Pledgor at its address set forth on the signature page hereto or delivered or otherwise sent to such Pledgor, at least five (5) Business Days before the date of the sale. Each Pledgor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Agent may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

     (e)  Private Sales.  Whether or not any Collateral has been effectively
          -------------
registered under the Securities Act of 1933, as amended, or other applicable laws, the Agent may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, the Agent may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, each Pledgor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) such Pledgor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) the Lenders shall not incur any liability or responsibility to such Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Pledgor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Agent of any such Collateral for an amount less than a pro rata share of the fair market value of the Issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

     (f)  Title of Purchasers.  Upon consummation of any sale of Collateral
          -------------------
hereunder, the Agent on behalf of Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of the Pledgor that has pledged such Collateral or any other Person claiming through such Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, the Agent shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by the Agent, and any Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

     (g)  Disposition of Proceeds of Sale.  The proceeds resulting from the
          -------------------------------
collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable
         -----
attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second,
                                                                        ------
to the satisfaction of all Obligations; and third, any surplus remaining after
                                            -----
the satisfaction of all Obligations, provided no Commitment exists and no Letter of Credit remains outstanding, to be paid over to the Pledgor that has pledged such Collateral or to whomsoever may be lawfully entitled to receive such surplus.

     (h)  Certain Waivers.  To the extent permitted by applicable law, each
          ---------------
Pledgor waives all claims, damages and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of the Agent or the Lenders.

     (i)  Remedies Cumulative.  The rights and remedies provided under this
          -------------------
Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

     (j)  Compliance with Communications Act and FCC Rules and Regulations.
          ----------------------------------------------------------------

          (i) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by the Agent hereunder which would affect the operational, voting or other control of any entity holding a Media License shall be made in accordance with the Communications Act of 1934, as amended, the terms of each Media License, and any applicable rules and regulations of the FCC, including, to the extent applicable under rules and regulations of the FCC in effect at the time of a Default, any requirement that there be a public or private sale.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, or in the Credit Agreement or the other Loan Documents or in any other related instrument, the Agent shall not, without first obtaining any consent or approval of the FCC, take any action pursuant to this Agreement which would constitute or result in any change of control of a Subsidiary holding a Media License if any such change in control would require, under then existing law, the prior approval of the FCC.

          (iii) If an Event of Default shall have occurred and be continuing, each Pledgor shall take any action which the Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer and assign to the Agent or to one or more third parties as the Agent may designate, or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. To enforce the provisions of this Section 14, the Agent is empowered to request, and each the Pledgor agrees to authorize, the appointment of a receiver or trustee from any court of competent jurisdiction. Such receiver or trustee shall be instructed to seek from the FCC (and any other Governmental Authority, if required) its consent to an involuntary transfer of control or assignment of any Media License or of any entity whose stock, limited liability company interests or other securities are subject to this Agreement, for the purpose of seeking a bona fide purchaser to whom such Media License or control of such entity ultimately will be transferred or assigned in connection with a public or private sale. Each Pledgor hereby agrees to authorize (including such Pledgor's execution of any necessary or appropriate applications or other instruments) such an involuntary transfer of control or assignment upon the reasonable request of the receiver or trustee so appointed; and, if any Pledgor's approval is required by the court and such Pledgor shall refuse to authorize such transfer or assignment, then, to the extent permitted by the Communications Act and the rules and regulations of the FCC in effect at such time and provided that such Pledgor has been given 5 Business Days' prior written notice telecopied to its telecopier number set forth on the signature pages hereof and such Pledgor has not responded by executing any such applications or other instruments, the clerk of the court may execute in the place of such Pledgor any application or other instrument necessary or appropriate for the obtaining of such consent. Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall further use its best efforts to assist in obtaining the approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Media License or transfer of control of any entity holding or controlling any Media License as may be necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Collateral or any Media License. Each Pledgor further agrees that, because of the unique nature of its undertaking in this Section 14, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that the Agent or the Lenders would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. This Section 14 shall not be deemed to limit any other rights of the Agent and the Lenders available under applicable law and consistent with the Communications Act of 1934, as amended, and the applicable rules and regulations of the FCC.

     (k)  Notice.  The Agent shall use reasonable efforts to give the relevant
          ------
Pledgor prior written notice of the exercise of any remedy provided for herein, provided that the failure to give such notice after reasonable efforts shall not
--------
subject the Agent or any Lender to liability and shall not affect the validity or exercise of any remedy hereunder.

     15.  Agent Appointed Attorney-in-Fact.  To the full extent permitted by
          --------------------------------
applicable law, including the Communications Act and FCC regulations, and subject to Section 14(j) hereof, each Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact, effective upon and during continuance of an Event of Default, with full authority in the place and stead of such Pledgor, and in the name of such Pledgor, or otherwise, from time to time, in the Agent's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which such Pledgor is obligated to do under this Agreement;
(c) to prepare, sign, file and record, in such Pledgor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by the Agent; and (e) to file any claims or take any action or institute any proceedings which the Agent may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of the Lenders with respect to any of the Collateral; provided, however, that the Agent shall
                                       --------  -------
be under no obligation whatsoever to take any of the foregoing actions, and neither the Agent nor the Lenders shall have any liability or responsibility for any act or omission (other than the Agent's or the Lenders' own gross negligence or willful misconduct) taken with respect thereto. Each Pledgor hereby agrees to repay within 10 Business Days after demand all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred or expended by the Agent in exercising any right or taking any action under this Agreement.

     16.  Costs and Expenses.  Each Pledgor agrees to pay to the Agent all
          ------------------
reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Obligation of any Pledgor), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be due and payable to the Agent by each Pledgor on demand therefor. Notwithstanding the terms of this Section 16, no Pledgor shall be liable for any expenses or fees covered by this Section 16 unless such Pledgor has, through such Pledgor's own actions, prevented or attempted to prevent enforcement of the rights and remedies of the Agent and the Lenders under this Agreement.

     17.  Transfers and Other Liens.  Each Pledgor agrees that, except as
          -------------------------
specifically permitted under the Credit Agreement or any other Loan Document, it will not (a) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the following:

          (i)    Liens in favor of the Agent for the benefit of the Lenders; and

          (ii) the Lien on certain Pledged Limited Liability Company Interests created by that certain Secured Promissory Note and Pledge Agreement (as it may be amended from time to time), dated October 16, 1996, made by Paul A. Zevnik in favor of Entravision in the principal amount of $360,366.38.

     18.  Understandings With Respect to Waivers and Consents.  Each Pledgor
          ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Pledgor otherwise may have against Secured Party or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

     19.  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Agreement nor consent to any departure by any Pledgor herefrom (other than supplements to the Schedules hereto in accordance with the terms of this Agreement) shall in any event be effective unless the same shall be in writing and made in accordance with Section 9.1 of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     20.  Notices.  All notices and other communications provided for hereunder
          -------
shall be given in the manner set forth in Section 9.2 of the Credit Agreement, and if to the Agent, to the address set forth for it in Section 9.2 of the Credit Agreement and if to any Pledgor, to the address set forth for it on the signature pages hereof.

     21.  Continuing Security Interest: Transfer of Notes; Termination.
          ------------------------------------------------------------
(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full in cash of the Obligations and the termination or expiration of the Commitments and the Letters of Credit, (ii) be binding upon each Pledgor, its successors and assigns and (iii) inure, together with the rights and remedies of the Lenders hereunder, to the benefit of the Agent, any successor Agent and the Lenders, subject to the terms and conditions of the Credit Agreement. Subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer the Guarantee, any Loans, Commitments, participations in Letters of Credit or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Agent or Lender herein or otherwise. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. Each Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that,
                                                               -------- ----
none of the rights or obligations of any Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Lenders.

     22.  Release of Pledgors.  This Agreement and all obligations of the
          -------------------
Pledgors hereunder and all security interests granted hereby shall be released and terminated when the following has occurred, as applicable, (i) all Obligations have been indefeasibly paid in full in cash and when all Commitments and all Letters of Credit have expired or have otherwise been terminated or (ii) if the Lenders shall give their prior written consent to the transfer of the Pledged Securities and Pledged Limited Liability Company Interests, upon the effectiveness of such consent. Upon such release and termination of all Obligations and such expiration or termination of all Commitments and all Letters of Credit and the security interest hereunder, all rights in and to the Collateral pledged or assigned by each Pledgor hereunder shall automatically revert to such Pledgor, and the Agent and the Lenders shall return any pledged Collateral in their possession to such Pledgor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to such Pledgor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of Secured Party arising under this Agreement, all as reasonably requested by, and at the sole expense of, such Pledgor.

     23.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

     24.  Covenant Not to Issue Uncertificated Securities.  Each Pledgor
          -----------------------------------------------
represents and warrants to the Lenders that all of the Pledged Securities are in certificated form (as contemplated by Article 8 of the Uniform Commercial Code), and covenants to the Lenders no Pledgor will permit any Pledged Company to issue any securities in uncertificated form or seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the Uniform Commercial Code).

     25.  Covenant Not to Dilute Interests of Secured Party in Securities.  Each
          ---------------------------------------------------------------
Pledgor represents, warrants and covenants to Secured Party such Pledgor will
(i) not at any time cause or permit any Pledged Company to issue any additional capital stock or any warrant options or other rights to acquire any additional capital stock, other than to a Pledgor or as otherwise permitted under the Credit Agreement and (ii) pledge to the Agent in accordance with the terms hereof, immediately upon and to the extent of such Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Pledged Company.

     26.  Form of Pledged Limited Liability Interests/Covenant Not to Dilute.
          ------------------------------------------------------------------
Each Pledgor represents, warrants and covenants to Secured Party that all of the Pledged Limited Liability Company Interests are in the form (certificated or uncertificated) indicated on Schedule A attached hereto (as contemplated by
                             ----------
Article 8 of the Uniform Commercial Code), and covenants to the Lenders that it will (i) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, other than to a Pledgor or as otherwise permitted under the Credit Agreement, and (ii) pledge to the Agent in accordance with the terms hereof, immediately upon and to the extent of such Pledgor's acquisition (directly or indirectly) thereof, any and all additional Limited Liability Company Interests of each Pledged Entity.

     27.  Alternative Dispute Resolution.
          ------------------------------
     (a)  Claims or Controversies Subject to Arbitration or Judicial Reference.
          --------------------------------------------------------------------
         (i) Any Claim other than a Claim that arises out of or relates to any obligation under this Agreement or any other Loan Document that is secured, in whole or in part, by an interest in real property shall, at the written request of any Party, be determined by Arbitration.

         (ii) Any Claim that arises out of or relates to any obligation under this Agreement or any other Loan Document that is secured, in whole or in part, by an interest in real property shall be determined by Arbitration only with the consent of both (A) the Obligor party to this Agreement or such other Loan Document under which such Claim arises and (B) the Agent. If both such Parties do not consent to the determination of any such Claim by Arbitration, then such Claim shall, at the written request of either of such Parties, be determined by Reference.

         (iii) The determination as to whether or not a Claim arises out of or relates to any obligation under any Loan Document that is secured, in whole or in part, by an interest in real property shall be made at the time the arbitrator or referee is selected pursuant to Section 27(b).

     (b)  Selection of Arbitrator or Referee.  Within thirty (30) days after
          ----------------------------------
written demand, or within thirty (30) days after commencement by any Party of any lawsuit subject to this Agreement, the parties shall select a single neutral arbitrator pursuant to the Commercial Arbitration Rules of the AAA or a single neutral referee pursuant to the Judicial Reference Procedures of the AAA. However, the arbitrator or referee selected must be a retired state or federal court judge with at least five years of judicial experience in civil matters. In the event that the selection pursuant to such Commercial Arbitration Rules or Judicial Reference Procedures does not result in the appointment of a single neutral arbitrator or a single neutral referee within such thirty (30) day period, any Party may petition the court to appoint a single neutral arbitrator or a single neutral referee having such qualifications. The Parties shall equally bear the fees and expenses of the arbitrator or referee unless the arbitrator or referee otherwise provides in the award or statement of decision.


     (c)  Conduct of Arbitration or Reference.  The arbitrator shall have the
          -----------------------------------
powers provided under Applicable State Law and the Commercial Arbitration Rules of the AAA, and the referee shall have the powers provided under Applicable State Law and the Judicial Reference Procedures of the AAA except as provided in this Agreement, including without limitation the following: (i) The arbitrator or referee shall determine all challenges to the legality and/or enforceability of this Agreement.

          (ii) The arbitrator or referee shall apply the rules of evidence to the same extent as they would be applied in a court of law.

          (iii) Subject to the provisions of this Agreement, the arbitrator may award or the referee may report, a statement of decision providing for any remedy or relief, including without limitation judicial foreclosure, a deficiency judgment or equitable relief, and give effect to all legal and equitable defenses, including without limitation statutes of limitation, the statute of frauds, waiver and estoppel.

          (iv) A Party may not conduct discovery unless the arbitrator or referee grants such party leave to do so upon a showing of good cause. All discovery shall be completed within 90 days after the appointment of the arbitrator or referee, except upon a showing of good cause by any Party. The arbitrator or referee shall limit discovery to non-privileged material that is relevant to the issues to be determined by the arbitrator or referee.

          (v) The referee shall determine the time of the hearing. The hearing shall take place in Los Angeles, California. The hearing must be commenced within sixty (60) days after completion of discovery, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. At least fourteen (14) days before the date set for hearing, the Parties shall exchange copies of exhibits to be offered as evidence, and lists of witnesses who will testify, at such hearing. Once commenced, the hearing shall proceed day to day until completed, unless the arbitrator or the referee grants a continuance upon a showing of good cause by any Party. Any Party may cause to be prepared, at its expense, a written transcription or electronic recordation of such hearing.

          (vi) Any award of the arbitrator or the statement of decision of the referee shall be supported by written findings of fact and conclusions of law which the arbitrator or the referee shall concurrently deliver to the Parties.

          (vii) The arbitrator shall have the power to award or the referee shall have the power to report a statement of decision providing for reasonable attorneys' fees and costs (including a reasonable allocation for the costs of in house counsel) to the prevailing party.

          (viii) In the event that punitive damages are permitted under Applicable State Law, the award of the arbitrator or the statement of decision of the referee may provide for recovery of punitive damages provided that the arbitrator or referee first makes written findings of fact that would satisfy the requirements for recovery of punitive damages under Applicable State Law. Any such punitive damages shall not exceed a sum equal to three times the amount of actual damages as determined by the arbitrator or referee.

          (ix) In the event that Applicable State Law provides that publications or communications made in a judicial proceeding are subject to a litigation privilege, such litigation privilege shall apply to the same extent to publications or communications made in the Arbitration or Reference.

     (d)  Provisional Remedies, Self-Help and Foreclosure.  No provision of this
          -----------------------------------------------
Section 27 shall limit the right of any Party (i) to exercise any self-help remedies or seek specific performance, (ii) to foreclose upon or sell any collateral, by power of sale or otherwise, or (iii) to obtain or oppose provisional remedies or necessary procedural orders from a court of competent jurisdiction, including without limitation appointment of a receiver, before, after or during the pendency of the Arbitration or Reference. The exercise of, or opposition to, any such remedy does not waive the right of any Party to Arbitration or Reference pursuant to this Agreement.

     (e)  Miscellaneous.  Any court of competent jurisdiction shall, upon the
          -------------
petition of any Party, confirm the award of the arbitrator and enter judgment in conformity therewith. Any court of competent jurisdiction shall, upon the filing of the statement of decision of the referee, enter judgment thereon. Any such judgment shall be final, binding and non-appealable (subject to vacation or correction in the amounts set forth, respectively, in California Code of Civil Procedure Sections 1286.2, 1286.4, 1286.6 and 1286.8). No Party shall take any action to contest such award or judgment except as set forth above. In the event that multiple claims are asserted, some of which are found not subject to this Agreement, the Parties agree to stay the proceedings of the claims not subject to this Agreement until all other claims are resolved in accordance with this Agreement. In the event that claims are asserted against multiple parties, some of whom are not subject to this Agreement, the Parties agree to sever the claims subject to this Agreement and resolve them in accordance with this Agreement. In the event that any provision of this Section 27 is found to be illegal or unenforceable, the remainder of this Section 27 shall remain in full force and effect. In the event of any challenge to the legality or enforceability of this
Section 27, the prevailing Party shall be entitled to recover the costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. Applicable State Law shall govern the interpretation of this Section 27.

     (f)  Waiver of Right to Trial by Jury. IN CONNECTION WITH ANY ARBITRATION,
          --------------------------------
ANY REFERENCE OR ANY OTHER ACTION, PROCEEDING OR COUNTERCLAIM, THE PLEDGORS, THE LENDERS AND THE AGENT HEREBY EXPRESSLY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY RIGHT THEY MAY OTHERWISE HAVE TO TRIAL BY JURY OF ANY CLAIM.

     (g)  Defined Terms.  As used in this Section 27, the following terms shall
          -------------
have the respective meanings set forth below:

          (i)    "AAA" shall mean the American Arbitration Association.
                  ---
          (ii)   "Applicable State Law" shall mean the law of the State of
                  --------------------
     California; provided, however, that if any Party seeks (A) to exercise self
                 -----------------
     help remedies, including without limitation set-off, (B) to foreclose against or sell any collateral, by power of sale or otherwise or (iii) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference, the law of the state where such collateral is located shall govern the exercise of or opposition to such rights and remedies.

          (iii)  "Arbitration" shall mean an arbitration conducted pursuant to
                  -----------
     this Agreement in accordance with Applicable State Law, and under the Commercial Arbitration Rules of the AAA, as in effect at the time the arbitrator is selected pursuant to Section 27(b).

          (iv)   "Claim" shall mean any claim, cause of action, action, dispute
                  -----
     or controversy between or among the Parties, including any claim, cause of action, action, dispute or controversy alleged in or subject to a lawsuit between or among the Parties, which arises out of or relates to:

                 (A)  this Agreement or any of the other Loan Documents,

                 (B) any negotiations, correspondence or communications relating to this Agreement or any of the other Loan Documents, whether or not incorporated into this Agreement or such other Loan Documents or any indebtedness evidenced thereby,

                 (C) the administration or management of this Agreement or any other Loan Documents or any indebtedness evidenced thereby or

                 (D) any alleged agreements, promises, representations or transactions in connection therewith, including but not limited to any claim, cause of action, action, dispute or controversy which arises out of or is based upon an alleged tort or other breach of legal duty.


          (v)    "Party" shall mean any Pledgor, any other Obligor, any Lender
                  -----
     or the Agent.

          (vi)   "Reference" shall mean a judicial reference conducted pursuant
                  ---------
     to this Agreement in accordance with Applicable State Law and under the Judicial Reference Procedures of the AAA, as in effect at the time the referee is selected pursuant to Section 27(b) of this Agreement.

     28.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     29.  Recourse.  Notwithstanding any provision of this Agreement to the
          --------
contrary, the obligations and liabilities of each Pledgor hereunder shall be limited to the Collateral and, if an Event of Default and/or a default by any Pledgor hereunder or under the Guarantee shall occur and be continuing, the Agent's and the Lenders' sole recourse against such Pledgor shall be to the Collateral.

     IN WITNESS WHEREOF, each Pledgor has executed this Agreement as of the date first written above.

                                    PLEDGOR
                                    -------

                                    /s/ Walter F. Ulloa
                                    -------------------
                                    WALTER F. ULLOA, an individual

                                    Residence:

                                    Los Angeles County, California


                                    Address for Notices:

                                    657 Amalfi Drive
                                    Pacific Palisades, CA 90272
                                    Telecopier: 310-454-4983

                                    /s/ Philip C. Wilkinson
                                    ----------------------------------
                                    PHILIP C. WILKINSON, an individual


                                    Residence:

                                    San Diego County, California


                                    Address for Notices:

                                    P.O. Box 2630
                                    Rancho Santa Fe, CA  92067
                                    Telecopier:  619-756-9438

                                     -B-1-

                                    /s/ Paul A. Zevnik
                                    ---------------------------------
                                    PAUL A. ZEVNIK, an individual

                                    Residence:

                                    County of District of Columbia, District of
                                    Columbia


                                    Address for Notices:

                                    1299 Pennsylvania Avenue N.W.
                                    Ninth Floor
                                    Washington, D.C.  20004
                                    Telecopier:  202-824-0954

                                    /s/ Richard D. Norton
                                    ---------------------------------
                                    RICHARD D. NORTON, an individual

                                    Residence:

                                    Los Angeles County, California


                                    Address for Notices:

                                    1620 26th Street, Suite 200
                                    Santa Monica, CA  90404
                                    Telecopier:  310-___-____

                                    /s/ Yrma G. Rico
                                    ---------------------------------
                                    IRMA (YRMA) RICO, an individual

                                    Residence:

                                    Denver County, Colorado


                                    Address for Notices:

                                    899 Pearl #15
                                    Denver, CO  80203
                                    Telecopier:  303-832-7325

                                    KEVIN GRENHAM and STEVE G. ROWLES,
                                    Co-Trustees of THE PAUL A. ZEVNIK TRUST
                                    dated November 2, 1996, a trust formed
                                    under the laws of the District of Columbia


                                    By:  /s/ Kevin Grenham
                                         KEVIN GRENHAM, Co-Trustee


                                    Residence:

                                    Hartford County, Connecticut


                                    Address for Notices as Co-Trustee:

                                    27 Crestwood Rd.
                                    West Hartford, CT  06107
                                    Telecopier:  ___-___-____



                                    By:  /s/ Steven G. Rowles
                                         STEVE G. ROWLES, Co-Trustee


                                    Residence:

                                    San Diego County, California


                                    Address for Notices as Co-Trustee:

                                    100 West Broadway, Suite 1750
                                    San Diego, CA  92101
                                    Telecopier:  619-515-9628

                                   EDITH SEROS, as Trustee of
                                   THE WALTER F. ULLOA TRUST OF 1996,
                                   a trust formed under the laws of the
                                   State of California


                                    By:  /s/ Edith Seros
                                         EDITH SEROS, Trustee

                                    Residence:

                                    Los Angeles County, California


                                    Address for Notices as Trustee:

                                    432 16th Street
                                    Santa Monica, CA  90402
                                    Telecopier:  310-___-____

                                    PHILIP C. WILKINSON and WENDY K. WILKINSON, as Trustees of THE 1994 WILKINSON CHILDREN'S GIFT TRUST, a trust formed under the laws of the State of California


                                    By:  /s/ Philip C. Wilkinson, Trustee
                                         PHILIP C. WILKINSON, Trustee


                                    Residence:

                                    San Diego County, California


                                    Address for Notices as Trustee:

                                    P.O. Box 2630
                                    Rancho Santa Fe, CA  92067
                                    Telecopier:  619-756-9438



                                    By:  /s/ Wendy K. Wilkinson, Trustee
                                         WENDY K. WILKINSON, Trustee

                                    Residence:

                                    San Diego County, California


                                    Address for Notices as Trustee:

                                    P.O. Box 2630
                                    Rancho Santa Fe, CA  92067
                                    Telecopier:  619-756-9438

                                    PHILIP C. WILKINSON and WENDY K. WILKINSON, as Trustee of THE WILKINSON FAMILY TRUST, a trust formed under the laws of the State of California


                                    By:  /s/ Philip C. Wilkinson, Trustee
                                         PHILIP C. WILKINSON, Trustee

                                    Residence:

                                    San Diego County, California


                                    Address for Notices as Trustee:

                                    P.O. Box 2630
                                    Rancho Santa Fe, CA  92067
                                    Telecopier:  619-756-9438



                                    By:  /s/ Wendy K. Wilkinson, Trustee
                                         WENDY K. WILKINSON, Trustee


                                    Residence:

                                    San Diego County, California


                                    Address for Notices as Trustee:

                                    P.O. Box 2630
                                    Rancho Santa Fe, CA  92067
                                    Telecopier:  619-756-9438

                                    CAROL KRUIDENIER LUERY TTE,
                                    CAROL K. LUERY REVOCABLE TRUST
                                    UA DATED 7/27/98


                                    By:  /s/ Carol K. Luery
                                         CAROL LUERY, Trustee

                                    Residence:

                                    Sacramento County, California


                                    Address for Notices:

                                    4139 Los Coches Way
                                    Sacramento, CA  95864
                                    Telecopier:  916-446-1696
                                    (Telecopier No. for Charles S. Farmon, Esq.)

Acknowledged and agreed to
as of this 10th day of
November, 1998

KSMS-TV, INC.


By: /s/ Philip C. Wilkinson   /s/ Walter F. Ulloa
Name: Philip C. Wilkinson/Walter F. Ulloa
Title: Vice President/President and Treasurer


TIERRA ALTA BROADCASTING, INC.


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Vice President and Treasurer


CABRILLO BROADCASTING CORPORATION


By: /s/ Philip C. Wilkinson
Name: Philip C. Wilkinson
Title: President and Chief Financial Officer


GOLDEN HILLS BROADCASTING CORPORATION


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: President and Treasurer


LAS TRES PALMAS CORPORATION


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: President and Treasurer

VALLEY CHANNEL 48, INC.


By: /s/ Philip C. Wilkinson   /s/ Walter F. Ulloa
Name: Philip C. Wilkinson/Walter F. Ulloa
Title: President and Chief Operating Officer/ Chairman and Chief Executive
Officer


TELECORPUS, INC.


By: /s/ Philip C. Wilkinson   /s/ Walter F. Ulloa
Name: Philip C. Wilkinson/Walter F. Ulloa
Title: President and Chief Operating Officer/Chairman and Chief Executive
Officer


ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.


By: /s/ Walter F. Ulloa
Name:  Walter F. Ulloa
Title: Managing Member


By: /s/ Philip C. Wilkinson
Name:  Philip C. Wilkinson
Title: Managing Member

                               CONSENT OF SPOUSE
                               -----------------

          I, Alexandra Seros, am the spouse of WALTER F. ULLOA (the "Pledgor")
                                                                     -------
who is a party to the foregoing Amended and Restated Pledge Agreement (such Agreement, as it may hereafter be amended, modified or restated from time to time, herein referred to as the "Pledge Agreement") dated as of November 10,
                                 ----------------
1998 by the Pledgor and the other pledgors party thereto in favor of Union Bank of California, N.A., a national banking association, as Agent for the Lenders referred to therein. (Terms defined in the Pledge Agreement or the definitions of which are incorporated in the Pledge Agreement and not otherwise defined herein have the same respective meanings when used herein.)

          I acknowledge that I have read, know and understand the contents of the Pledge Agreement and the effects thereof. I hereby consent to the execution and delivery of, and approve of and agree to be bound by the terms, conditions and provisions of the Pledge Agreement, all Schedules attached thereto and all other agreements which are contemplated by or attached thereto as exhibits or schedules to the Pledge Agreement to which my spouse is or will become a party, whether entered into before or after the date of this Consent, to the same extent as if I were a party thereto, and consent to the performance by my spouse of his obligations thereunder.

          I agree that my interest, if any, in the Collateral (including any community property interest therein) will be irrevocably subject to and bound by the Pledge Agreement.

          I am aware that I have a right to seek independent professional guidance and independent legal counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Pledge Agreement carefully that I waive such right.

Dated:    November 1, 1998.


                                          /s/ Alexandra Seros
                                          -------------------------------
                                          Print Name: Alexandra Seros

                               CONSENT OF SPOUSE
                               -----------------

          I,  Wendy K. Wilkinson, am the spouse of  PHILIP C. WILKINSON (the

"Pledgor") who is a party to the foregoing Amended and Restated Pledge Agreement
--------
(such Agreement, as it may hereafter be amended, modified or restated from time to time, herein referred to as the "Pledge Agreement") dated as of November 10,
                                    ----------------
1998 by the Pledgor and the other pledgors party thereto in favor of Union Bank of California, N.A., a national banking association, as Agent for the Lenders referred to therein. (Terms defined in the Pledge Agreement or the definitions of which are incorporated in the Pledge Agreement and not otherwise defined herein have the same respective meanings when used herein.)

          I acknowledge that I have read, know and understand the contents of the Pledge Agreement and the effects thereof. I hereby consent to the execution and delivery of, and approve of and agree to be bound by the terms, conditions and provisions of the Pledge Agreement, all Schedules attached thereto and all other agreements which are contemplated by or attached thereto as exhibits or schedules to the Pledge Agreement to which my spouse is or will become a party, whether entered into before or after the date of this Consent, to the same extent as if I were a party thereto, and consent to the performance by my spouse of his obligations thereunder.

          I agree that my interest, if any, in the Collateral (including any community property interest therein) will be irrevocably subject to and bound by the Pledge Agreement.

          I am aware that I have a right to seek independent professional guidance and independent legal counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Pledge Agreement carefully that I waive such right.

Dated:    November 10, 1998.


                                            /s/ Wendy K. Wilkinson
                                           ----------------------------------
                                           Print Name: Wendy K. Wilkinson

                               CONSENT OF SPOUSE
                               -----------------

          I, Stephanie P. Rasines, am the spouse of RICHARD D. NORTON (the

"Pledgor") who is a party to the foregoing Amended and Restated Pledge Agreement
--------
(such Agreement, as it may hereafter be amended, modified or restated from time to time, herein referred to as the "Pledge Agreement") dated as of November 10,
                                    ----------------
1998 by the Pledgor and the other pledgors party thereto in favor of Union Bank of California, N.A., a national banking association, as Agent for the Lenders referred to therein. (Terms defined in the Pledge Agreement or the definitions of which are incorporated in the Pledge Agreement and not otherwise defined herein have the same respective meanings when used herein.)

          I acknowledge that I have read, know and understand the contents of the Pledge Agreement and the effects thereof. I hereby consent to the execution and delivery of, and approve of and agree to be bound by the terms, conditions and provisions of the Pledge Agreement, all Schedules attached thereto and all other agreements which are contemplated by or attached thereto as exhibits or schedules to the Pledge Agreement to which my spouse is or will become a party, whether entered into before or after the date of this Consent, to the same extent as if I were a party thereto, and consent to the performance by my spouse of his obligations thereunder.

          I agree that my interest, if any, in the Collateral (including any community property interest therein) will be irrevocably subject to and bound by the Pledge Agreement.

          I am aware that I have a right to seek independent professional guidance and independent legal counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Pledge Agreement carefully that I waive such right.

Dated:    November 10, 1998.


                                             /s/ Stephanie P. Rasines
                                             --------------------------------
                                             Print Name: Stephanie P. Rasines

Schedule A    Pledged Collateral
Schedule B    UCC Filing Offices
Schedule C    Form of Limited Liability Company Notice
Schedule D    Prior Pledge Agreements

The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit upon request.